Exhibit 99.1

Expro and Frank’s to Combine to Create a Leading Full-Cycle Service Provider

Compelling Combination of Global Energy Services Leaders with Highly Complementary Capabilities

Shareholders to Benefit from Stock-for-Stock Transaction that Allows for Participation in

Recovery Upside and Through-Cycle Resiliency due to a More Diversified Earnings Base

Transaction Brings Improved Profitability and Free Cash Flow,

with Estimated Annual Cost Synergies of $70 Million

Combination Facilitates Faster, Returns-Focused Growth,

with Scope for Additional Investment in Future-Facing Technologies

Strong Pro Forma Financial Profile with No Debt, Approximately $285 Million of Cash

Companies to Host Conference Call Today at 1:30 PM GMT / 7:30 AM CT

READING, UNITED KINGDOM and HOUSTON, TEXAS, — MARCH 11, 2021 — Expro Group, a privately-held international energy services company with market leadership in well access and well flow optimization, and Frank’s International (NYSE: FI), a global oil services company that provides a broad range of highly engineered drilling and completions solutions and services, today announced a definitive agreement under which the companies will combine in an all-stock transaction. Upon the closing of the transaction, Expro shareholders will own approximately 65% of the combined entity, with Frank’s shareholders owning approximately 35%.

The combination brings together two companies with decades of market leadership, best-in-class safety and service quality performance, exceptional talent and global capabilities in well construction, well flow management, subsea well access, well intervention and production services. With a broad range of complementary, highly specialized equipment and services, the combined company will provide customers with cost-effective, innovative solutions across the well lifecycle, driving a stable, diverse revenue mix. The combined company will have a strong, debt-free balance sheet, robust order backlog, more than $1 billion of pro forma annual revenue as well as an ability to generate through-cycle free cash flow and growth.

“This transaction unites two established industry players to create a leading service provider with an extensive portfolio of capabilities across the well lifecycle,” said Mike Jardon, Chief Executive Officer of Expro. “Together, Expro and Frank’s will be better positioned to support our customers around the world and navigate industry cyclicality. This business combination also allows us to rationalize facilities and other support costs, optimize business processes, capitalize on profitable growth opportunities and create value for shareholders of both companies, particularly as the environment for international projects continues to improve.”

Mr. Jardon continued, “We expect the combined company’s scale, debt-free balance sheet and cash flow outlook will allow us to accelerate growth. This will be achieved through an enhanced ability to deliver integrated customer solutions and increased investments in digitalization, autonomous operations and other technologies. The combination of Expro and Frank’s also allows us to advance our commitment to a lower carbon future, which is underpinned by our goals to maximize efficiency and improve our products and services to help the Company and its customers lower emissions. Finally, this transaction will unite two of the premier teams in the industry, and better allow us to attract, retain and develop the best workforce. We look forward to combining the strengths of our businesses and teams and building upon both companies’ proud track records of providing safe, reliable and cost-effective solutions and best-in-class service quality to Expro’s and Frank’s many customers.”

“Expro and Frank’s share complementary cultures, values and competencies – all of which support a smooth integration for our customers and employees,” said Mike Kearney, Chairman, President and CEO of Frank’s. “After undertaking a thorough process to consider a range of strategic alternatives, we are confident that this transaction presents a compelling opportunity for Frank’s shareholders to benefit from value creation led by returns-focused growth. The combination brings scale, improved profitability and free cash flow and, together, we will be better positioned for the industry recovery, of which we are in the early stages. We are extremely proud of Frank’s history and the talented individuals of Frank’s who helped build and sustain our great company. We expect this combination to create career development and advancement opportunities for many of our employees as part of a more balanced and stronger combined organization.”

Multiple Avenues for Value Creation

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Broad offering that spans the well lifecycle provides through-cycle resilience and ability to better capture cyclical recovery upside: The combined company’s expanded product offerings will enable it to perform well across the oilfield cycle – generating strong and stable cash flow – and positioning it to capitalize on upside driven by a recovery. The combined company will offer a balanced portfolio of services and solutions that meet customer needs across well construction, completions, production optimization and de-commissioning, in both onshore and offshore markets. Its diverse revenue streams are supported by a global operating footprint and a blue-chip customer base. Together, Expro and Frank’s will generate approximately one-third of the combined company’s revenue from customers’ production optimization efforts. At December 31, 2020, Expro’s backlog was approximately $1 billion.

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Establishes well lifecycle leadership across enhanced geographic footprint, including key international markets: The combined company will have leading positions in large addressable markets across the well-lifecycle and customer spend, with operations in more than 50 countries and across six continents, including the world’s most prolific oil and gas basins. Expro’s established position in North Africa, the Middle East and Asia markets will provide significant opportunities to expand Frank’s presence in these attractive regions. Similarly, the combined company will leverage Frank’s strong position in drilling and completions services throughout the Americas to deliver integrated customer solutions.

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Robust technology and innovation pipeline to aid sustainability goals: Both companies are committed to continuing their development of technologies that will drive enhanced sustainability and enable the combined company to capitalize on industry trends geared towards digitalization, automation and a lower carbon future. The combined company will remain committed to achieving a 50% reduction in carbon intensity by 2030, and net zero CO2 emissions by 2050, protecting the environment while providing core products and services that help make energy affordable for people around the world and optimize participation in the energy transition.

Strong Balance Sheet and Synergies Bring Significant Degree of Operational Flexibility and Strategic Optionality

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Significant and achievable synergies: The combined company is targeting approximately $55 million of annual run-rate cost synergies to be achieved in the first twelve months, ramping up to $70 million of annual cost savings within 36 months. The companies have also identified significant growth opportunities through complementary customer relationships and operating footprints, earlier visibility into customer requirements, increased time on rig and greater exposure to the full life of the field.

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Strong balance sheet and cash flow before synergies: The combined company will have a debt-free balance sheet and pro forma revenue and adjusted EBITDA, excluding identified synergies, of more than $1 billion and $107 million, respectively, based on the twelve months ended December 31, 2020. At closing, the combined company is expected to have approximately $285 million of cash. To supplement available liquidity, the companies expect to complete syndication of a revolving credit facility, which will be available for direct borrowings and letters of credit, of up to $250 million prior to the close of the transaction.

Proven Leadership Team

Upon closing of the transaction, Expro Chief Executive Officer, Mike Jardon, will become Chief Executive Officer of the combined company and will be a member of the Board of Directors. Mike Kearney, Frank’s Chairman, President and Chief Executive Officer, will serve as Chairman of the combined company. Quinn Fanning will serve as Chief Financial Officer of the combined company, and the remainder of the new leadership team is expected to include representatives of both companies.

In addition to Mike Kearney and Mike Jardon, the remainder of the combined company’s nine-member Board of Directors will comprise five additional directors appointed by Expro and two additional directors appointed by Frank’s.

The combined company will be operationally headquartered in Houston, Texas, and will maintain a significant operating presence in Lafayette, Louisiana, Aberdeen, Scotland and other key locations around the world. The principal executive office of the combined company will remain in the Netherlands.

Transaction Terms

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Expro shareholders will receive a fixed exchange ratio of 7.272 shares of Frank’s for each share of Expro owned, subject to adjustment in specified circumstances. Upon the closing of the transaction, Expro shareholders will own approximately 65% of the merged entity, with Frank’s shareholders owning approximately 35%. The transaction is structured to be tax-free to shareholders, and is expected to close in the quarter ending September 30, 2021, subject to approval by Frank’s and Expro shareholders and customary closing conditions, including required regulatory approvals. Upon closing, the combined company will assume the Expro Group name and be listed on the NYSE exchange under the symbol “XPRO”. The combined company will retain the Frank’s brand name for its well construction solutions.

The Mosing family representatives on the Frank’s Board unanimously support the transaction. Expro shareholders representing approximately two-thirds of ownership have agreed to support the transaction.

Advisors

J.P. Morgan Securities plc is serving as financial advisor and Gibson, Dunn & Crutcher LLP is serving as legal counsel to Expro. Moelis & Company is serving as financial advisor and Vinson & Elkins LLP is serving as legal counsel to Frank’s.

Conference Call and Webcast

Expro and Frank’s will host a conference call today at 1:30 PM GMT / 7:30 AM CT to discuss this morning’s announcement. To access the call, please dial 1-(877) 883-0383 or 1-(412) 902-6506 outside the U.S. and enter passcode 1813872. Due to the anticipated high number of callers, the companies encourage listeners to join via webcast unless they intend to participate in the Q&A portion of the call. Those joining by phone should dial in 10-15 minutes prior to the scheduled start time. The conference call will also be broadcast live via the Internet and can be accessed on each company’s website at www.exprogroup.com and www.franksinternational.com.

A webcast replay of the conference call will be available at each company’s website shortly after the call.

ABOUT EXPRO GROUP

For clients working across the entire well life cycle, Expro is the well flow optimization expert. With nearly 50 years of market leadership, Expro employs approximately 4,000 people across 50 countries worldwide. The company combines innovative technologies with high quality data to deliver cost-effective solutions across three main capabilities: well testing and appraisal services; subsea, completion and intervention services; and production services. Expro delivers a service that’s not just state of the art, but highly accurate. www.exprogroup.com

ABOUT FRANK’S INTERNATIONAL

Frank’s International N.V. is a global oil services company that provides a broad and comprehensive range of highly engineered tubular running services, tubular fabrication, and specialty well construction and well intervention solutions with a focus on complex and technically demanding wells. Founded in 1938, Frank’s has approximately 2,400 employees and provides services to leading exploration and production companies in both onshore and offshore environments in approximately 40 countries on six continents. The Company’s common stock is traded on the NYSE under the symbol “FI.” Additional information is available on the Company’s website, www.franksinternational.com.

No Offer or Solicitation

This communication relates to a proposed merger and related transactions (the “Transactions”) between Frank’s International N.V. (“Frank’s”) and Expro Group Holdings International Limited (“Expro”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transactions or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Transactions, Frank’s intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus of Frank’s. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of the Frank’s and Expro. SHAREHOLDERS OF FRANK’S AND EXPRO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. Such shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Frank’s and Expro once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Additional information is available on the Frank’s website, www.franksinternational.com.

Participants in the Solicitation

Frank’s and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Frank’s in connection with the Transactions. Expro and its officers and directors may also be deemed participants in such solicitation.

Information regarding Frank’s directors and executive officers is contained in the proxy statement for Frank’s 2020 Annual Meeting of Shareholders, which was filed with the SEC on April 28, 2020, Frank’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 1, 2021, and certain of its Current Reports on Form 8-K. You can obtain a free copy of these documents at the SEC’s website at http://www.sec.gov or by accessing Frank’s website at http://www.franksinternational.com.

Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Expro or Frank’s expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance that convey the uncertainty of future events or outcomes identify the forward-looking statements, although not all forward-looking statements contain such identifying words. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include, but are not limited to, statements, estimates and projections regarding the Transactions, pro forma descriptions of the combined company, anticipated or expected revenues, EBITDA, synergies or cost-savings, operations, integration and transition plans, opportunities and anticipated future performance. These statements are based on certain assumptions made by Frank’s and Expro based on management’s experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of performance.

Although Frank’s and Expro believe the expectations reflected in these forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Frank’s, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Such risks and uncertainties include the risk of the failure to obtain the required votes of Frank’s and Expro’s shareholders; the timing to consummate the Transactions; the risk that the conditions to closing of the Transactions may not be satisfied or that the closing of the Transactions otherwise does not occur; the failure to close the Transactions on the anticipated terms, including the anticipated tax treatment; the risk that a regulatory approval, consent or authorization that may be required for the Transactions is not obtained in a timely manner or at all, or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the Transactions; unanticipated difficulties or expenditures relating to the Transactions; the diversion of management time on Transactions-related matters; the ultimate timing, outcome and results of integrating the operations of Frank’s and Expro; the effects of the business combination of Frank’s and Expro following the consummation of the Transactions, including the combined company’s future financial condition, results of operations, strategy and plans; the risk that any announcements relating to the Transactions could have adverse effects on the market price of Frank’s common stock; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions; expected synergies and other benefits from the Transactions; the potential for litigation related to the Transactions; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Frank’s and Expro’s services and their associated effect on rates, utilization, margins and planned capital expenditures; unique risks associated with offshore operations; global economic conditions; liabilities from operations; decline in, and ability to realize, backlog; equipment specialization and new technologies; adverse industry conditions; adverse credit and equity market conditions; difficulty in building and deploying new equipment; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation, including legislative and regulatory initiatives addressing global climate change or other environmental concerns; investment in and development of competing or alternative energy sources; ability to retain and hire key personnel, including management and field personnel; the length of time it will take for the United States and the rest of the world to slow the spread of the COVID-19 virus to the point where applicable authorities ease current restrictions on various commercial and economic activities; and other important factors that could cause actual results to differ materially from those projected.

All such factors are difficult to predict and are beyond Expro’s or Frank’s control, including those detailed in Frank’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Frank’s website at http://www.franksinternational.com and on the SEC’s website at http://www.sec.gov. Any forward-looking statement speaks only as of the date on which such statement is made, and Expro and Frank’s undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements.

Frank’s Contact:

Sydney Isaacs / Alan Oshiki

Abernathy MacGregor

713-817-9346

Expro Contact:

Quinn Fanning

Expro

281-994-1066

Andrew Siegel / Nick Lamplough

Joele Frank, Wilkinson Brimmer

Katcher

212-355-4449